++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A POST- + +EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THESE SECURITIES+ +HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES + +MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE POST- + +EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS + +PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN + +OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN + +WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION+
+OR QUALIFICATION UNDER THE SECURITIES LAW OF ANY SUCH STATE.                  +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                      PROSPECTUS DATED NOVEMBER 22, 1996
                             SUBJECT TO COMPLETION

                        THE ADVISORS' INNER CIRCLE FUND

                              Investment Adviser:
                        CRA Real Estate Securities L.P.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Portfolio"), which is a separate series of the Fund.

                          CRA REALTY SHARES PORTFOLIO

                                Class A Shares
                                      and
                             Institutional Shares

This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information relating to the Portfolio dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

___________, 1996

--------------------------------------------------------------------------------
THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
-------------------------------------------------------------------------------

                                     SUMMARY

The following summary provides basic information about Class A shares and Institutional shares of the CRA Realty Shares Portfolio (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE AND POLICIES? The Portfolio seeks total return through an investment in real estate securities. The Portfolio seeks to achieve its objective through a combination of above-average income and long-term growth of capital by investing primarily in income-producing equity securities of publicly traded companies primarily engaged in the U.S. real estate industry, including Real Estate Investment Trusts ("REITs"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of real estate companies. The Portfolio seeks to invest in equity securities of companies that provide a dividend yield that generally exceeds the composite dividend yield of securities comprising the S&P 500 Index. There is no assurance that the Portfolio will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The investment policies of the Portfolio entail certain risks and considerations of which an investor should be aware. The Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate. Because the Portfolio invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. Further, because it is expected that the Portfolio will invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with REITs. Finally, because the Portfolio concentrates its investments in companies primarily engaged in the real estate industry and is a non-diversified portfolio, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to a greater risk with respect to its portfolio securities.

For more information about the Portfolio, see "Investment Objective and Policies," and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? CRA Real Estate Securities L.P. serves as the investment adviser of the Portfolio (the "Adviser" or "CRA"). In addition to advising the Portfolio, the Adviser, through its predecessors, has managed investments in real estate equity securities in a manner consistent with that used by the Portfolio on behalf of pension funds, insurance companies and wealthy individuals since 1984. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? No, shares of each class of the Portfolio are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? The minimum initial investment is $100,000 for Institutional shares and $5,000 for Class A shares of the Portfolio. Subsequent investments may be made in any amount.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The Portfolio also offers both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of quarterly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                 EXPENSE SUMMARY

  SHAREHOLDER TRANSACTION EXPENSES                            Class A            Institutional
-------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                               None                   None
Sales Load Imposed on Reinvested Dividends                    None                   None
Deferred Sales Load                                           None                   None
Redemption Fees (1)(2)                                        None                   None
Exchange Fees                                                 None                   None
-------------------------------------------------------------------------------------------------------
 (1)     A wire redemption charge of $10.00 is deducted from the amount of a
         Federal Reserve wire redemption payment made at the request of a shareholder.

 (2) A fee of 0.75% of the amount redeemed is imposed on redemptions made within six months of the date of the initial investment.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------

                                                              Class A            Institutional
------------------------------------------------------------------------------------------------------

Advisory Fees (after fee waiver)(1)                           0.00%                  0.00%
Shareholder Service Fees                                      0.25%                  None
Other Expenses (after
reimbursements)(1)(2)                                         1.00%                  1.00%
------------------------------------------------------------------------------------------------------

Total Operating Expenses (after fee                           1.25%                  1.00%
waiver)(1)(2)
======================================================================================================

(1) The Adviser has agreed, on a voluntary basis, to waive "Advisory Fees" and reimburse "Other Expenses" for the Portfolio to the extent necessary to keep the Portfolio's "Total Operating Expenses" during the current fiscal year from exceeding 1.25% and 1.00% for Class A shares and Institutional shares, respectively. The Adviser reserves the right to terminate such waivers and reimbursements at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees, Other Expense and Total Operating Expenses for the Class A shares of the Portfolio would be .70%, 1.68% and 2.38%, respectively, and such fees and expenses for Institutional Shares of the Portfolio would be .70%, 1.43% and 2.13%, respectively.
(2) "Other Expenses" for the Portfolio are estimated for the current fiscal year.

Example
-------------------------------------------------------------------------------------------------------

                                                                      1 year       3 years

-------------------------------------------------------------------------------------------------------

An investor in the Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2)
redemption at the end of each time period:
         Class A shares ..........................................      $13          $40
         Institutional shares ....................................      $10          $32

=======================================================================================================

=======================================================================================================

The example should not be considered a representation of past or future expenses. The Portfolio is new and actual expenses may be greater or less than those shown. Information about the actual performance of the Portfolio will be contained in the Trust's future Annual Reports to Shareholders, which may be obtained without charge when they become available.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each class of the Portfolio. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Adviser," "The Administrator" and "Shareholder Services."

THE FUND AND THE PORTFOLIOS

The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of diversified and non-diversified mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers Class A shares and Institutional shares of the Fund's CRA Realty Shares Portfolio (the "Portfolio"). Information regarding the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.


INVESTMENT OBJECTIVE AND POLICIES
================================================================================

The investment objective of the Portfolio is total return through investment in real estate securities. The Portfolio seeks to achieve its investment through a combination of above-average income and long-term growth of capital by investing primarily in income-producing equity securities of companies principally engaged in the U.S. real estate industry, including Real Estate Investment Trusts ("REITs"). There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio invests primarily in income producing equity securities of publicly traded companies principally engaged in the real estate industry ("real estate companies"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of real estate companies. Such equity securities are common stocks (including shares or units of beneficial interest of REITs), rights or warrants to purchase common stocks and preferred stock. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry include REITs, master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers and real estate dealers. The Portfolio generally seeks to invest in equity securities of real estate companies that provide a dividend yield that generally exceeds the composite dividend yield of securities comprising the S&P 500 Index.

Real Estate Investment Trusts. It is expected that the majority of the
-----------------------------
Portfolio's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed at the federal level on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed- property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Portfolio will invest primarily in Equity REITs. Shareholders in the Portfolio should realize that by investing in REITs indirectly through the Portfolio, they will bear not only their proportionate share of the expenses of the Portfolio but also, indirectly, the management expenses of underlying REITs.

The Portfolio may invest any remaining assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or determined by the Adviser to be of comparable quality at the time of purchase. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. Securities rated in the lowest category of investment grade securities have speculative characteristics. The Portfolio may also invest in debt securities rated below investment grade (commonly known as "junk bonds") although the Portfolio will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. In the event that a security held by the Portfolio is downgraded below the stated rating categories, the Adviser will review and take appropriate action with regard to the security.

The Portfolio anticipates that its annual portfolio turnover rate will not exceed 100%, but the turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. A high portfolio turnover rate may result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.


GENERAL INVESTMENT POLICIES
================================================================================


BORROWING
The Portfolio's fundamental investment limitations set forth the extent to which the Portfolio may borrow money. However, the Portfolio's investment policy further limits its borrowings as follows: (i) the Portfolio will not borrow money except from banks for temporary or emergency purposes (e.g. to facilitate orderly redemption of its shares while avoiding untimely disposition of portfolio holdings); (ii) the Portfolio will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), at the time of the borrowing or (iii) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowings. The Portfolio will not borrow for the purpose of leveraging its investment portfolio. The Portfolio may not purchase additional securities while its outstanding borrowings exceed 5% of its assets. The Portfolio's investment policy with respect to borrowing may be changed by vote of the Board of Trustees without a shareholder vote.

MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE INVESTMENTS

In order to meet liquidity needs, the Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year and commercial paper) rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments described above and other long and short-term debt instruments which are rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase, and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

NON-PUBLICLY TRADED SECURITIES AND RESTRICTED SECURITIES; RULE 144A SECURITIES The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is not a readily available secondary market.

The Portfolio may invest in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under that Act ("144A Securities"). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Trustees, the daily function of determining and monitoring the liquidity of 144A Securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

SECURITIES LENDING
The Portfolio may lend up to 33-1/3% of its total assets to qualified investors for the purpose of realizing additional income; however, the Portfolio has no present intention to lend its securities.

OPTIONS AND FUTURES
The Portfolio may purchase or write options, futures and options on futures for the purpose of managing or hedging portfolio risks, to remain fully invested and to reduce transaction costs. The Portfolio will not enter into futures transactions for speculation or achieving leverage. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by the Portfolio and the price of an option or future.

For additional information regarding the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.


INVESTMENT LIMITATIONS
================================================================================


The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Fund or the Portfolio without the consent of the holders of a majority of the Fund's or the Portfolio's outstanding shares. The Portfolio is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxes."

The Portfolio may not:

1. Purchase or sell real estate, except that the Portfolio may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business.

2. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

3.  Acquire more than 10% of the voting securities of any one issuer.

Additional investment limitations are set forth in the Statement of Additional Information.


THE ADVISER

The Adviser, CRA Real Estate Securities L.P., is a registered investment advisor and through its predecessors has been managing investments in real estate securities on behalf of institutional investors since 1984. CRA Real Estate Securities L.P. is owned by its principals Messrs. Kenneth D. Campbell, T. Ritson Ferguson and Jarrett B. Kling and the principals of Jones Lang Wootton Realty Advisors, an affiliate of the Adviser and a registered investment adviser. As of October 1, 1996, the Adviser had approximately $410 million in assets under management. The principal business address of the Adviser is Suite 205, 259 Radnor-Chester Road, Radnor, Pennsylvania 19087.

The Adviser uses a two part investment approach comprised of securities analysis and portfolio allocation. For securities analysis, the Adviser employs proprietary analytical techniques and databases to identify companies offering, in the Adviser's view, above-average investment value. For portfolio allocation purposes, CRA draws upon the proprietary private real estate market knowledge of its affiliate Jones Lang Wootton Realty Advisors, which manages approximately $4.0 billion of real estate on behalf of its pension clients. The Adviser uses systematic, top-down research to evaluate property market conditions and trends and to make judgements regarding which market sectors offer potentially attractive returns.

CRA has not previously served as an investment adviser to a registered investment company, and, as such, does not have extensive experience advising a highly regulated entity such as an investment company. This may present additional risks for the Portfolio. However, CRA's predecessor, Audit Investments, Inc., served as sub-adviser to a registered closed end investment company, REIT Income Fund (subsequently RET Income Fund) from 1972 to 1978.

The Adviser serves as the investment adviser for the Portfolio under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the investment program of the Portfolio, subject to the supervision of, and policies established by, the Trustees of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fee for the Portfolio and to reimburse expenses of the Portfolio in order to limit total operating expenses to an annual rate of not more than 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Institutional shares. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time.

PORTFOLIO MANAGERS
Kenneth D. Campbell and T. Ritson Ferguson, CFA have shared primary responsibility for managing the assets of the Portfolio since commencement of operations.

KENNETH D. CAMPBELL Is The Chairman, Co-chief Investment Officer And Co-Portfolio Manager of the Adviser. Mr. Campbell has been with the Adviser and its predecessors since 1969, and has managed real estate securities portfolios since 1989 for a select number of institutional and individual accounts. An MBA graduate with distinction from New York University and a BA from Capital University, Mr. Campbell founded and published Realty Stock Review, an industry
                                               -------------------
advisory service, from 1970 until its sale in 1990. He is the editor and principal author of several book-length investment studies of REITs, including Real Estate Investment Trusts: America's Newest Billionaires (1971). He received
------------------------------------------------------------
the REIT Industry Leadership Award from the National Association of Real Estate Investment Trust (NAREIT) in 1996. He is a member of the New York and Philadelphia Societies of Security Analysts, the Real Estate Analyst's Group and an associate member of NAREIT.

T. RITSON FERGUSON, CFA is President, Co-Chief Investment Officer and Co-Portfolio Manager of the Adviser. Mr. Ferguson provides oversight of CRA's operations and is a member of the firm's Investment Policy Committee and Investment Committee. Mr. Ferguson has been a portfolio manager with the Adviser and it predecessors since 1993. Before joining CRA, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammell Crow Company where he was involved in all facets of the acquisition, development and management of commercial real estate since 1986. Mr. Ferguson also served as a Captain in the U.S. Air Force. He received his MBA with distinction from Wharton (University of Pennsylvania) and holds a B.S. from Duke University (summa cum laude, Phi Beta Kappa). Mr. Ferguson studied at Oxford University as an A.B. Duke Scholar. He is a member of the Financial Analysts of Philadelphia and an associate member of NAREIT. He is a Chartered Financial Analyst (CFA).

The following graph presents the composite compounded annual rates of total return attained by the accounts managed by CRA Real Estate Securities L.P. and its predecessors with investment policies substantially similar to those of the Portfolio for the time periods indicated, compared to the NAREIT - All REITs Index and the Wilshire Real Estate Securities Index.

Past Performance of CRA and its Predecessors


                                                               Since
                                                               Inception
Total Return           1 Year      3 Years       5 Years       (October, 1984)

CRA                    21.5%       9.9%          17.3%          10.3%

NAREIT-All REITs       19.7%       8.7%          13.6%           8.5%
Index

Wilshire Real Estate   19.8%       7.4%          11.0%           7.4%
Securities Index

[In the printed prospectus, the foregoing information will be in a bar graph format.]

* The performance results described above are based on a composite of all discretionary real estate securities portfolios that were advised by CRA and its predecessors with investment policies substantially similar to those of the Portfolio through September 30, 1996. Audit Investments, Inc. was formed on January 29, 1969 and reorganized into Campbell Radnor Advisors on January 1, 1994. Campbell Radnor Advisors was subsequently reorganized into CRA Real Estate Securities L.P. on January 31, 1995. The same advisory personnel who have previously managed the discretionary portfolio accounts at each of the predecessors serve as portfolio managers for the Portfolio. These accounts were managed by Mr. Campbell through 1992; Mr. Ferguson became a co-portfolio manager with Mr. Campbell in January, 1993; and Messrs. Campbell and Ferguson co-managed the accounts for all subsequent periods shown. The results are net of the private account advisory fees and assume the reinvestment of dividends. As of October 1, 1996, CRA had $410 million in real estate assets under management with $410 million in this style, all of which is represented in these results.

The Wilshire and NAREIT indices are unmanaged indices without transaction costs and are widely recognized as indicators of the performance of the real estate securities market. The Wilshire Real Estate Securities Index is a market-weighted index comprised of equity REITs and Real Estate Operating Companies. The NAREIT index is a market-weighed index comprised of all of the tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

Registered investment companies managed by the Advisor, including the Portfolio, are subject to certain regulatory and tax restrictions on investment that are not applicable to the Advisor's private accounts. Additionally, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the individual accounts. The performances of CRA and its predecessors is provided merely to indicate their experience in managing similar investment portfolios.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator"), serves as the administrator of the Fund. The Administrator, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator is a Delaware business trust and SEI Financial Management Corporation, a wholly owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interests in the Administrator.

For these administrative services, the Administrator is entitled to a fee from the Portfolio, which fee is calculated daily and paid monthly, at an annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million. However, the Portfolio pays the Administrator a minimum annual fee of $75,000, which will be waived during the first four months of operations.

The Administrator also serves as the shareholder servicing agent for the Portfolio under a shareholder servicing agreement with the Fund.

THE TRANSFER AGENT

DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of the Portfolio.

Shareholder Services

The Fund has adopted a shareholder servicing plan for Class A shares (the "Service Plan") under which a shareholder servicing fee of up to .25% of average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of investment securities for the Portfolio and directs the Adviser to seek to obtain the best net results.

The Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. Because shares of the Portfolio are not marketed through intermediary broker-dealers, it is not the Portfolio's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place orders for the Portfolio with qualified broker-dealers who refer clients to the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Portfolio directly through the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place wire transfer orders and redemption orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Portfolio may be made on any Business Day. Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase. Certain broker-dealers assist their clients in the purchase or redemptions of shares from the Distributor and charge a fee for this service in addition to the Portfolio's public offering price.

MINIMUM INVESTMENT AND ACCOUNT SIZES; CONVERSION FROM CLASS A TO INSTITUTIONAL SHARES

For a Portfolio account, the minimum initial investment and minimum account size are $5,000 for Class A shares and $100,000 for Institutional shares. If the value of a Portfolio account containing Institutional shares falls below $100,000 (but remains at or above $5,000) because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $100,000 (but remains at or above $5,000) for a continuous 60-day period, the Institutional shares in such account will convert to Class A shares and will be subject to the shareholder servicing fee and other features applicable to the Class A shares. The Fund, however, will not convert Institutional shares to Class A shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversions between share classes are not a table event to the shareholder.

Investors may also invest in the Fund by purchasing shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser. An investor may be charged an additional service or transaction fee by that institution.

The Adviser will waive the initial minimum investment levels for the officers and employees, and the immediate family members of the officers and employees, of the Adviser and its affiliates. The minimum investment levels may also be waived at the discretion of the Adviser for (i) certain trust departments, brokers, dealers, agents, financial planners, financial services firms, or investment advisers that have entered into an agreement with the Administrator or its affiliates; and (ii) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts."

The Fund reserves the right to modify or terminate the conversion features of the shares as stated above at any time upon 60 days' notice to shareholders.

MINIMUM ACCOUNT SIZES AND INVOLUNTARY REDEMPTION OF SHARES

If the value of a Portfolio account falls below $5,000 because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $5,000 for a continuous 60-day period, the shares in such account are subject to redemption by the Fund and, if redeemed, the net asset value of such shares will be promptly paid to the shareholder. The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60 days' notice to shareholders.

CONVERSION FROM CLASS A TO INSTITUTIONAL SHARES

If the value of Class A shares in a Portfolio account increases, whether due to shareholder share purchases or market activity, to $100,000 or more, the Class A shares will convert to Institutional shares. Under current tax law, such conversion is not a taxable event to the shareholder. Institutional shares converted from Class A shares are subject to the same minimum account size requirements that are applicable to Portfolio accounts containing Institutional shares, as stated above. The Fund reserves the right to modify or terminate this conversion feature at any time upon 60 days' notice to shareholders.

INITIAL PURCHASES DIRECTLY FROM THE FUND

The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class. Assuming the investor is eligible for the class, the Fund will select the most favorable class for the investor, if the investor has not done so.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the Portfolio) for $5,000 or more for Class A shares and $100,000 or more for Institutional shares, together with a completed Account Application to the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent. All purchases made by check should be in U.S. dollars and made payable to CRA Realty Shares Portfolio. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number _____________; Further Credit: CRA Realty Shares Portfolio. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-________ to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN -- A shareholder may also arrange for periodic additional investments in the Portfolio through automatic deductions by Automated Clearing House ("ACH") transfers from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to the account minimum initial purchase amounts and a minimum pre-authorized investment amount of $50 per month. An Account Application form may be obtained by calling 1-800-________.


REDEMPTIONS


Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take 15 or more days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Redemption requests made within six months of the initial investment will be subject to a redemption fee of 0.75% of the amount redeemed. The redemption fee is designed to discourage short-term trading and any proceeds of such fee will be credited to the net assets of the Portfolio.

SYSTEMATIC WITHDRAWAL PLAN -- The Portfolio offers a Systematic Withdrawal Plan (the "SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-________.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

NET ASSET VALUE

The net asset value per share of a class of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares of that class in the Portfolio that are outstanding. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The performance figures for Class A shares will generally be lower than those for Institutional shares because of the shareholder servicing fees charged to Class A shares.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, of broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. The Portfolio may also quote indices relating to real estate securities published by the National Association of Real Estate Investment Trusts (NAREIT) and Wilshire Associates Incorporated ("Wilshire").

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Additional performance information regarding the Portfolio will be set forth in the Fund's Annual Report to Shareholders, which, when available, may be obtained on request and without charge by calling 1-800-________.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO:

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. It can be expected that only certain dividends of the Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolio (such as STRIPS) are sold with original issue discount and thus do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. The Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale or redemption of the Portfolio's shares is a taxable event to the shareholder.


GENERAL INFORMATION


THE FUND

The Fund, an open-end investment management company that offers shares of diversified and non-diversified portfolios, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. The Portfolio's expense ratios are disclosed under "Financial Highlights."

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each of the Fund's portfolios (or classes of such portfolios) will vote separately on matters relating solely to the particular portfolio or class thereof. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781.
Purchases and redemptions of shares should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of quarterly dividends. Shareholders of record on the next to last Business Day of each quarter will be entitled to receive the quarterly dividend distribution, which is generally paid within 10 Business Days after the end of the quarter. If any capital gains are realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gains distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfers.

Dividends and other distributions of the Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS
================================================================================

The following is a description of the permitted investment practices for the Portfolio, and the associated risk factors:

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

EQUITY SECURITIES -- Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value.

FIXED INCOME SECURITIES -- Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, or to gain exposure to a particular market or instrument. A

Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will sell only covered futures contracts and options on futures contracts. In order to avoid leveraging and related risks, when the Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with a third party custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

There are risks associated with these activities, including the following:
(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option,
(4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no secondary market, and repurchase agree-ments with durations over 7 days in length.

LOWER RATED SECURITIES -- The Portfolio may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriora-ting, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, U.S. dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government;
(iii) high-quality commercial paper issued by U.S. and foreign corporations;
(iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial papers; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

NON-DIVERSIFICATION -- Investment in the Portfolio, a non-diversified mutual fund, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers. The Portfolio intends to comply with the diversification requirements of Subchapter M of the Code. In accordance with these requirements, the Portfolio will not invest more than 5% of its total assets in any one issuer; this limitation applies to 50% of the Portfolio's total assets.

OPTIONS -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying commodity or index at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

Risk Factors. Risks associated with options transactions include: (1) the
------------
success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REAL ESTATE SECURITIES -- The Portfolio may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which the Portfolio will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of the Portfolio's investments.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.



Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

Fund:
THE ADVISORS' INNER CIRCLE FUND



Portfolio:
CRA REALTY SHARES PORTFOLIO



Adviser:
CRA REAL ESTATE SECURITIES L.P.




Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:
SEI FUND RESOURCES



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ARTHUR ANDERSEN LLP



___________, 1996